UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2012

AMN HEALTHCARE SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-16753	06-1500476
(Commission File Number)	(I.R.S. Employer Identification No.)

12400 High Bluff Drive, Suite 100

San Diego, California 92130

(Address of principal executive offices)

Registrant’s telephone number, including area code: (866) 871-8519

NOT APPLICABLE

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) The Board of Directors of AMN Healthcare Services, Inc. (the “Company”) previously approved, subject to stockholder approval, the AMN Healthcare Equity Plan, as Amended and Restated (the “Equity Plan”). The Company’s stockholders approved the Equity Plan at the Company’s annual meeting of stockholders, held on April 18, 2012 (the “2012 Annual Meeting”). A more detailed summary of the material terms of the Equity Plan appears on pages 44 – 48 of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 9, 2012 (the “2012 Proxy Statement”). The foregoing description of the Equity Plan is qualified in its entirety by reference to the full text of the Equity Plan, which is filed as Exhibit 10.1 hereto, and incorporated herein by reference.

The Board of Directors of the Company previously approved, subject to stockholder approval, the Company’s Senior Management Incentive Bonus Plan, as Amended and Restated (the “Bonus Plan”). The Company’s stockholders approved the Bonus Plan at the 2012 Annual Meeting. A more detailed summary of the material terms of the Bonus Plan appears on pages 42 – 43 of the 2012 Proxy Statement. The foregoing description of the Bonus Plan is qualified in its entirety by reference to the full text of the Bonus Plan, which is filed as Appendix A to the 2012 Proxy Statement, and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) On April 18, 2012, the Company held the 2012 Annual Meeting.

(b) The following items of business were voted upon by the Company’s stockholders at the 2012 Annual Meeting:

1.	Each of the Board of Directors’ nominees for director was elected to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified, by the vote set forth in the table immediately below:

Director	For	Against	Abstain	Broker Non-Votes
R. Jeffrey Harris	36,505,898	1,895,645	7,391	4,174,670
Michael M.E. Johns, M.D.	36,555,616	1,845,805	7,513	4,174,670
Martha H. Marsh	36,554,851	1,846,570	7,513	4,174,670
Susan R. Salka	37,928,743	472,800	7,391	4,174,670
Andrew M. Stern	37,912,363	488,695	7,876	4,174,670
Paul E. Weaver	38,114,152	286,956	7,826	4,174,670
Douglas D. Wheat	37,949,134	451,924	7,876	4,174,670

2.	The compensation of named executive officers was approved, on an advisory (non-binding) basis, by the vote set forth in the table immediately below:

For	Against	Abstain	Broker Non-Votes
29,471,120	8,906,447	31,367	4,174,670

3.	The Bonus Plan was approved by the vote set forth in the table immediately below:

For	Against	Abstain	Broker Non-Votes
37,921,719	470,375	16,840	4,174,670

4.	The Equity Plan was approved by the vote set forth in the table immediately below:

For	Against	Abstain	Broker Non-Votes
29,258,234	9,134,818	15,882	4,174,670

5.	The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 was ratified by the vote set forth in the table immediately below:

For	Against	Abstain	Broker Non-Votes
42,141,037	355,064	87,357	146

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	AMN Healthcare Equity Plan, as Amended and Restated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMN Healthcare Services, Inc.

Date: April 20, 2012	By:	/s/ Susan R. Salka
Susan R. Salka
President & Chief Executive Officer

INDEX TO EXHIBITS

10.1	AMN Healthcare Equity Plan, as Amended and Restated